                                                                   EXHIBIT 32.02


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Annual Report of Benihana Inc. (the "Company") on Form 10-K for the period ended April 1, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jose I. Ortega, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

       1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jose I. Ortega
-----------------------------------------
Jose I. Ortega
Chief Financial Officer

June 15, 2007













                                       31